SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                              --------------


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



                              DECEMBER 8, 1999
              Date of Report (Date of Earliest Event Reported)


                            GLEASON CORPORATION
           (Exact name of Registrant as specified in its charter)


           DELAWARE                        1-8782             16-122465582
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State or Other Jurisdiction of       (Commission File        (IRS Employer)
Incorporation or Organization)            Number)          Identification No.)


1000 UNIVERSITY AVENUE, P.O. BOX 22970, ROCHESTER, NEW YORK       14692
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(Address of Principal Executive Office)                        (Zip Code)


                               (716) 473-1000
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            (Registrant's telephone number, including area code)


                               NOT APPLICABLE
        -----------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)




ITEM 5.  OTHER EVENTS.

            On December 15, 1999, Gleason Corporation, a Delaware corporation (the "Company"), and Torque Acquisition Co., L.L.C., a newly formed Delaware limited liability company and a wholly owned subsidiary of Vestar Capital Partners IV, L.P. ("Acquisition Company"), commenced a joint offer (the "Offer") to purchase all of the outstanding shares of common stock, par value $1.00 per share, of the Company (the "Common Stock"), together with the associated preferred share purchase rights (the "Rights" and, together with the Common Stock, the "Shares"), at a purchase price of $23.00 per Share, net to the seller in cash (such amount, or any greater amount per Share paid pursuant to the Offer, being referred to herein as the "Offer Price"), without interest thereon, with Acquisition Company agreeing to pay for and purchase the first 2,318,126 Shares tendered pursuant to the Offer and the Company agreeing to pay for and purchase all Shares in excess of such 2,318,126 Shares paid for and purchased by Acquisition Company.

            The Offer is being made pursuant to an Agreement and Plan of Merger, dated as of December 8, 1999 (the "Merger Agreement"), by and among the Company, Acquisition Company and Torque Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Acquisition Company ("Merger Subsidiary"). Pursuant to the Merger Agreement, following the completion of the Offer and the satisfaction or waiver of certain other conditions, Merger Subsidiary will be merged with and into the Company (the "Merger") with the Company being the surviving corporation. In the Merger, each outstanding Share (other than (i) Shares held by the Company or its subsidiaries, (ii) Shares held by Acquisition Company or Merger Subsidiary or their affiliates, (iii) certain Shares held by the Gleason Foundation,
(iv) certain Shares held by James S. Gleason, Chairman and Chief Executive Officer of the Company, (v) Shares held by certain other stockholders of the Company and (vi) Dissenting Shares (as defined in the Merger Agreement) will be converted into the right to receive the Offer Price without interest thereon.

            A copy of each of the Merger Agreement and the press release announcing the transaction are filed herewith as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

(c)   Exhibits

   No.            Description
 ------           ------------
2.1               Agreement and Plan of Merger, dated as of December 8,
                  1999, by and among Gleason Corporation, Torque
                  Acquisition Co., L.L.C. and Torque Merger Sub, Inc.
                  (attached as Exhibit III to the Offer to Purchase attached as Exhibit (a)(1) to the Schedule 14D-1 of Torque Acquisition Co., L.L.C. filed on December 15, 1999 and incorporated herein by reference).

99.1 Text of Press Release of Gleason Corporation, dated December 9, 1999 (attached as Exhibit (a)(8) to the
                  Schedule 14D-1 of Torque Acquisition Co., L.L.C. filed on December 15, 1999 and incorporated herein by reference).




                                 SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 17, 1999

                              GLEASON CORPORATION



                              By: /s/ EDWARD J. PELTA
                                  ------------------------------------
                                  Name:  Edward J. Pelta
                                  Title: Vice President, General Counsel
                                          and Secretary




                            EXHIBIT INDEX


EXHIBIT
   NO.            DESCRIPTION
-------           -----------

2.1 Agreement and Plan of Merger, dated as of December 8, 1999, by and among Gleason Corporation, Torque Acquisition Co., L.L.C. and Torque Merger Sub, Inc. (attached as Exhibit III to the Offer to Purchase attached as Exhibit (a)(1) to the Schedule 14D-1 of Torque Acquisition Co., L.L.C. filed on December 15, 1999 and incorporated herein by reference).

99.1 Text of Press Release of Gleason Corporation, dated December 9, 1999 (attached as Exhibit (a)(8) to the
                  Schedule 14D-1 of Torque Acquisition Co., L.L.C. filed on December 15, 1999 and incorporated herein by reference).